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                                                                   EXHIBIT 23-11


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 26, 1998 appearing in this Annual Report on Form 10-K of DTE Energy Company and The Detroit Edison Company for the year ended December 31, 1997 in the following registration statements:


      FORM                                        REGISTRATION NUMBER

      DTE ENERGY COMPANY
      Form S-3                                    33-57545
      Form S-8                                    333-00023

      THE DETROIT EDISON COMPANY
      Form S-3                                    33-53207
      Form S-3                                    33-64296




DELOITTE & TOUCHE LLP

Detroit, Michigan
February 23, 1998